UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

MAMAMANCINI’S HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28629	27-0607116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25 Branca Road

East Rutherford, NJ 07073

(Address of Principal Executive Offices)

(201) 531-1212

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Board Committees and Charters

Effective as of July 22, 2014, the board of directors of MamaMancini’s Holdings, Inc. (the “Company”) approved by unanimous written consent, the appointment of Mr. Dan Altobello to serve as member of the Audit Committee as well as an amendment to its Audit Committee Charter (the “Amended Charter”).

The Amended Charter is filed herewith as exhibit 99.1. A copy of Amended Charter will also be placed on the Company’s website at www.mamamancinis.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Amended Audit Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MamaMancini’s Holdings, Inc.

Date: July 28, 2014	By:	/s/ Carl Wolf
	Name:	Carl Wolf
	Title:	Chief Executive Officer